United States of America Before the Securities and Exchange Commission

INVESTMENT COMPANY ACT OF 1940
Release No. 30132/July 10,2012

In the Matter of

Hirtle Callaghan & Co., LLC
HC Capital Trust
Five Tower Bridge
300 Barr Harbor Drive, suite 500
West Conshohoken, PA 19428

(File No. 812-13859-01)


ORDER UNDER SECTION 6(c) OF THE INVESTMENT COMPANY ACT OF 1940 GRANTING AN EXEMPTION FROM SECTION 15(a) OF THE ACT AND RULE 18f-2 UNDER THE ACT

Hirtle Callaghan & Co., LLC and HC Capital Trust filed an application on January 19, 2011, and amendments to the application on May 5, 2011 and April 27, 2012, requesting an order under section 6(c) of the Investment Company Act of 1940 (the "Act") exempting applicants from section 15(a) of the Act and rule 18f-2 under the Act. The order permits applicants to enter into and materially amend subadvisory agreements without shareholder approval.

On June 11, 2012, a notice of the filing of the application was issued (Investment Company Act Release No. 30102). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

The matter has been considered and it is found, on the basis of the information set forth in the application, as amended, that granting the requested exemption is appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the Act.

Accordingly,

IT IS ORDERED, under section 6(c) of the Act, that the relief requested by Hirtle Callaghan & Co., LLC and HC Capital Trust (File No. 812-13859-01) is granted, effective immediately, subject to the conditions contained in the application, as amended.

For the Commission, by the Division of Investment Management, under delegated authority.


Kevin M. O'Neill
Deputy Secretary